UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: December 23, 2002

(Date of Earliest Event Reported: June 27, 2002)

Commission File No. 2-28596

NATIONWIDE LIFE INSURANCE COMPANY
(Exact name of registrant as specified in its charter)

OHIO	31-4156830
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

One Nationwide Plaza
Columbus, Ohio 43215
(614) 249-7111
(Address, including zip code, and telephone number,
including area code, of Registrant’s principal executive offices)

Item 5. Other Events.

The attached Exhibit 99.1 provides the most recent Nationwide Life Insurance Company and Subsidiaries consolidated financial statements and related financial statement schedules (with Independent Auditors’ Report Thereon), as revised to reflect discontinued operations as a result of a related party transaction that was previously announced.

These revised audited consolidated financial statements and financial statement schedules are being filed to permit Nationwide Life Insurance Company to incorporate by reference the most recent audited annual financial statements, as revised for the presentation of discontinued operations, in connection with the registration of any securities under the Securities Act of 1933, as amended. The revision does not affect the previously reported net income of Nationwide Life Insurance Company.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

Exhibit 99.1	Nationwide Life Insurance Company and Subsidiaries consolidated financial statements and related financial statement schedules (with Independent Auditors’ Report Thereon)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONWIDE LIFE INSURANCE COMPANY (Registrant)

Date: December 23, 2002	/s/ Mark R. Thresher
Mark R. Thresher Senior Vice President – Chief Financial Officer